       ------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         James W. Grisham
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand McNally
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle Trading L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

       ------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
           ---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                          AGGRESSIVE EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997

LETTER TO SHAREHOLDERS
-------

The Aggressive Equity Portfolio seeks capital appreciation through a concentrated, non-diversified portfolio of corporate equity and equity-linked securities. Short sales and options can be used to enhance performance. It is anticipated that the Portfolio will hold thirty names or less, although it may hold more from time to time.

For the nine month and one year periods ended September 30, 1997, the Portfolio had total returns of 25.94% and 38.23%, respectively, for the Class A shares and 25.75% and 37.99%, repectively, for the Class B shares compared to 22.83% and 25.13%, respectively, for the Lipper Capital Appreciation Index and 29.66% and 40.46%, respectively, for the S&P 500 Index. From inception on

PERFORMANCE COMPARED TO THE LIPPER CAPITAL APPRECIATION INDEX AND THE S&P 500 INDEX(1)
----------------------------------------------------

                                             TOTAL RETURNS(2)
                                 -----------------------------------------
                                                ONE       AVERAGE ANNUAL
                                    YTD        YEAR       SINCE INCEPTION
                                 ---------  -----------  -----------------
PORTFOLIO--CLASS A.............      25.94%      38.23%          43.04%
PORTFOLIO--CLASS B.............      25.75       37.99           38.12
LIPPER CAPITAL APPRECIATION
 INDEX.........................      22.83       25.13           25.43
S&P 500 INDEX--CLASS A.........      29.66       40.46           32.94
LIPPER CAPITAL APPRECIATION
 INDEX-- CLASS B...............      22.83       25.13           21.65
S&P 500 INDEX--CLASS B.........      29.66       40.46           30.08

1. The Lipper Capital Appreciation Index is a composite of mutual funds managed for maximum capital gains. The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

March 8, 1995 through September 30, 1997, the average annual total return of the Class A shares was 43.04% compared to 25.43% for the Lipper Capital Appreciation Index and 32.94% for the S&P 500 Index. From inception on January 2, 1996 through September 30, 1997, the average annual total return of the Class B shares was 38.12% compared to 21.65% for the Lipper Capital Appreciation Index and 30.08% for the S&P 500 Index.

At September 30, there were 36 long positions and one short in the Portfolio. The largest holding, United Technologies, accounted for 12% of net assets, and the top 10 holdings accounted for about 60% of net assets. In order of weighting, the following is a list of the top 10 holdings at September 30, 1997:

United Technologies                       10.9%
Avis                                      7.8
HFS                                       7.5
Lockheed Martin                           6.6
Clear Channel Communications              5.2
SLM Holdings                              4.9
Loews                                     4.3
Philip Morris                             3.7
Berkshire Hathaway                        3.7
Citicorp                                  3.1

The Portfolio tends to own a mix of high-flying and low-flying growth stocks, with the mix changing based on the risk/reward we see in various parts of the market. Beginning in late 1996 and continuing into this summer, we gradually moved away from large capitalization, blue chips ("low-flying" growth issues) in favor of less well-known, higher beta growth ("high-flying" growth issues) stocks. From the middle of 1996 until the spring of 1997, high flying growth issues were pounded by investors while money continued flowing into the "nifty-fifty" stocks like Coca-Cola, Procter and Gamble, General Electric and Pfizer.

Our strategy of shifting away from blue chips paid off in the third quarter. HFS, our largest holding at June 30

(15% of Portfolio net assets) surged 34% during the quarter. The company, a franchiser of hotels, rental car services and real estate brokerages, is growing 25-30% annually, with upside. Yet, at June 30, the stock had declined year-to-date, after going up less than its earnings in 1996. By contrast, Coca Cola generally grows about 18% annually and the stock rose 28% in the first half of this year. Coca Cola, like many multinationals, declined in the third quarter (-12%). Yet the stock still looks very expensive to us, at 35 times projected 1998 earnings. HFS, even after its big third quarter move, trades at 22.8 times projected 1998 earnings.

We cut back our huge HFS position late in September as the stock surged, but we still love the story and the stock. All of the proceeds of this sale, and then some, went into Avis, which was wholly owned by HFS and came public in late September. HFS still owns 30% of Avis and franchises the reservation system and brand name to Avis.

Avis came public at $17 and was priced at $24 at September 30. Consensus expectations call for the company to earn $1.40/share in 1998. We think the company could earn $2.00 or more in 1998 and $3+ in 1999. We believe the stock can trade at $60, or 20 times the $3, by early 1999. Avis has about a 25% share of the U.S. rental car industry, an industry in the midst of dramatic change. Up until two years ago, the industry was largely owned by the "big three" U.S. auto manufacturers, and run not for profit maximization but as a guaranteed purchaser of new cars. As a result, rental car companies did not even come close to keeping up with pricing gains in other travel-related products such as hotels and airline tickets. The cost of renting a car in the United States is less than the cost of renting a tuxedo, and it is also less than half the cost of renting a car in most places in the world.

All of this began to change about two years ago when HFS purchased Avis. This purchase sparked a wave of transactions. Republic Industries bought Enterprise and Alamo, then Hertz and Budget went public. This activity created four public companies, all interested in revenue and profit growth, now representing over 90% of the U.S. car rental market. What we expect to see, therefore, is an evolution toward a much more consumer-driven business with higher pricing.

If this evolution occurs, Avis shareholders will be very happy indeed. For every $1 that Avis' average price per car per day rises (it is currently about $36), EPS rises $0.70. There are other sources of earnings growth as well: cost improvements, international opportunity and market share gains expected to be driven by HFS's ownership of hotel brands and its "preferred alliance" programs with corporate America. But these factors will be overwhelmed by the pricing environment in terms of impact on EPS. We cannot rule out an average price per car rental day of $50 or more within 5-7 years, in which case Avis would earn over $10 per share and the stock would presumably trade at $200 or higher.

Clear Channel Communications is another high-beta growth stock that we added to in the September quarter. We have owned the stock for over a year and it has doubled. Late in the quarter, however, the stock pulled back due to an eight million share offering which put pressure on the share price. The offering proceeds were used to pay down debt. Clear Channel is one of the fastest growing large media companies in the country, yet the company is still not very well known. Starting out as a small owner of radio stations, Clear Channel has adeptly acquired radio stations, television stations and outdoor advertising (billboard) businesses over the years. In the past few years, thanks to federal deregulation, acquisition opportunities have exploded. While acquisitive, Clear Channel is very conservative with its balance sheet and thus has the lowest cost of capital in its industry, a big advantage when looking at potential deals.

The company's businesses generate tremendous free cash flow, and the fact that there are same-business properties for sale at accretive prices is bullish. This is on top of Clear Channel's internal growth opportunities, which are substantial. Looking at the stock's price chart is not comforting. The stock is up more than 20-fold over the past six years. But we feel that at current prices, it is more important to look forward than back. Consensus expectations call for cash EPS of $2.75 next year, followed by $3.50 in 1999. We think the company will do at least $2.90 and $3.80, but higher numbers are possible if major acquisitions unfold. A reasonable target for early 1999 would be 25 times $3.80, or $95 (+46%).

Two very big areas of concentration in the Portfolio are industrial growth companies and financials. By industrial growth, we mean companies that would be somewhat impacted by an economic downturn, but which also enjoy strong positions in markets that will show solid growth over the next 5-10 years. Our largest position in this group (and the Portfolio) is United Technologies. Other positions include Lockheed Martin, Allied Signal, Textron and Gulfstream Aerospace.

We have owned United Technologies for several years and it has done extremely well. In September, the stock corrected sharply due to a number of investor concerns, including currency losses, exposure to a cool summer in air conditioning, and sensitivity to the softening Asian economies. But, while these factors do exist, we believe strongly that overall earnings fundamentals are intact. Besides being very well positioned for global growth in aircraft engines (Pratt and Whitney), elevators (Otis) and air conditioning (Carrier), UTX has big margin growth potential across all its business units as it continues its GE-type restructuring. The company's weakest link, UT Automotive, is likely to be downsized or even sold over the next year, a big potential positive. The company is also using its free cash flow to repurchase stock. We think UTX will earn $4.85 (consensus $4.71) and $5.65 in 1998 and 1999, and can trade at $113, or 20 times earnings, in 18 months, for a gain of 40%.

Lockheed Martin, when it closes its acquisition of Northrop Grumman later this year, will be the 800-pound guerrilla in the defense industry. Cost cutting and huge free cash flow generation are powerful positives. But top-line growth is likely to be surprisingly strong, upwards of 10% annually, coming from Lockheed's space, commercial and defense electronics businesses. EPS should be about $6.85 in 1998 and $7.80+ in 1999. Economic earnings, though, should approach $10 in 1999. This takes into account non-cash amortization costs. We cannot see why LMT stock will not trade at 15 times economic earnings at the very least. A valuation kicker comes from LMT's approximately $7 per share of non-earning assets, consisting of shares owned in Loral, Globalstar and Iridium, plus real estate assets. This gets us to a conservative target of $155 in 18 months.

Another large section in the Portfolio is finance. We believe financial services stocks are to the 1990's what consumer staple stocks were to the 1980's. Let me explain. In the 1980's, the once sleepy consumer staple companies gradually looked more and more like growth companies, thanks to consolidation, restructuring and pricing. Throughout the decade, companies like Coca Cola, Gillette, Proctor and Gamble and Kellogg kept showing better and better fundamentals. These stocks tended to be undervalued by institutional investors as they went up, because price per earnings multiples kept going to new highs and people kept thinking of these companies as the slow growers they were in the 1960's and 1970's.

The financial stocks have pretty much outperformed the market since the early 1990's. As they go up, it gets harder to feel comfortable with valuations. In the 1980's, financial stocks hardly ever traded above 12-14 times earnings because they were correctly viewed as both cyclical and interest sensitive companies. Financials are to this day still referred to as "interest sensitive", a description with which we disagree. Financial companies used to fund short and lend long. While there are still pockets of interest-sensitive financial sectors, there is also a new reality that is turning many financial services companies into rapid growers. Banks are enjoying huge excess capital generation and benefiting from the fact that the balance sheet of America is the strongest it has been in forty years. Asset managers and annuity companies, in particular, are benefiting enormously from rising savings rates.

Our two largest holdings in the financial services sector are SLM Holdings and Citicorp. We also have meaningful positions in CMAC and MGIC (both private mortgage insurers), American Express, Wells Fargo, CNA Financial and Progressive. In addition, Loews Corporation, our seventh largest holding in the Portfolio, owns 84% of CNA.

Kurt A. Feuerman
PORTFOLIO MANAGER

October 1997

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1997

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
COMMON STOCKS (95.6%)
 CAPITAL GOODS / CONSTRUCTION (10.1%)
   AEROSPACE & DEFENSE (10.1%)
        102,800    Gulfstream Aerospace Corp.           $  2,981
         54,200    Litton Industries, Inc.                 2,947
        106,200    Lockheed Martin Corp.                  11,324
                                                        ---------
  TOTAL CAPITAL GOODS / CONSTRUCTION                      17,252
                                                        ---------
 CONSUMER CYCLICAL (19.4%)
   BROADCAST-RADIO & TELEVISION (6.1%)
        135,900    Clear Channel Communications, Inc.      8,817
         61,100    Westinghouse Electric Corp.             1,653
                                                        ---------
                                                          10,470
                                                        ---------
   ENTERTAINMENT & LEISURE (1.4%)
         71,700    GTECH Holdings Corp.                    2,451
                                                        ---------
   FOOD SERVICE & LODGING (0.6%)
         31,500    Cracker Barrel Old Country Store,
                    Inc.                                   1,020
                                                        ---------
   GAMING & LODGING (7.5%)
        171,500    HFS, Inc.                              12,766
                                                        ---------
   PUBLISHING (2.2%)
        308,400    K-III Communications Corp.              3,720
                                                        ---------
   RETAIL-GENERAL (1.6%)
         52,450    Home Depot, Inc.                        2,734
                                                        ---------
  TOTAL CONSUMER CYCLICAL                                 33,161
                                                        ---------
 CONSUMER STAPLES (4.2%)
   CIGARETTES (3.7%)
        153,000    Philip Morris Cos., Inc.                6,359
                                                        ---------
   FOOD (0.5%)
          9,000    Ralston Purina Group                      797
                                                        ---------
  TOTAL CONSUMER STAPLES                                   7,156
                                                        ---------
 DIVERSIFIED (26.7%)
         82,000    Allied Signal, Inc.                     3,485
            140    Berkshire Hathaway, Inc., Class A       6,272
        112,100    ITT Industries, Inc.                    3,720
         65,200    Loews Corp.                             7,364
         65,800    Textron, Inc.                           4,277
        229,200    United Technologies Corp.              18,565
         95,300    Viad Corp.                              1,817
                                                        ---------
  TOTAL DIVERSIFIED                                       45,500
                                                        ---------

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
 FINANCE (20.1%)
   BANKING (6.6%)
         31,200    BankAmerica Corp.                    $  2,287
         39,000    Citicorp                                5,223
         27,900    First Union Corp.                       1,397
          8,700    Wells Fargo & Co.                       2,393
                                                        ---------
                                                          11,300
                                                        ---------
   FINANCIAL SERVICES (6.4%)
         30,500    American Express Co.                    2,497
         54,100    SLM Holding Corp.                       8,359
                                                        ---------
                                                          10,856
                                                        ---------
   INSURANCE (7.1%)
         53,600    CMAC Investment Corp.                   2,874
         32,000    CNA Financial Corp.                     4,062
         55,300    MGIC Investment Corp.                   3,169
         18,100    Progressive Corp.                       1,939
                                                        ---------
                                                          12,044
                                                        ---------
  TOTAL FINANCE                                           34,200
                                                        ---------
 SERVICES (10.5%)
   TRANSPORTATION (10.5%)
         16,400    AMR Corp.                               1,815
        556,100    Avis Rent A Car, Inc.                  13,277
         30,500    Budget Group, Inc., Class A             1,006
         42,000    US Airways Group, Inc.                  1,738
                                                        ---------
  TOTAL SERVICES                                          17,836
                                                        ---------
 TECHNOLOGY (4.6%)
   COMPUTERS (0.0%)
            400    Ingram Micro, Inc., Class A                11
                                                        ---------
   ELECTRONICS (1.9%)
         28,400    Intel Corp.                             2,622
         19,900    Watkins-Johnson Co.                       666
                                                        ---------
                                                           3,288
                                                        ---------
   SOFTWARE SERVICES (2.7%)
         21,400    Cisco Systems, Inc.                     1,564
         22,900    Microsoft Corp.                         3,030
                                                        ---------
                                                           4,594
                                                        ---------
  TOTAL TECHNOLOGY                                         7,893
                                                        ---------
TOTAL COMMON STOCKS (Cost $147,577)                      162,998
                                                        ---------

  FACE AMOUNT                                            AMOUNT
     (000)                                                (000)
---------------                                         ---------
SHORT-TERM INVESTMENTS (8.1%)
 REPURCHASE AGREEMENT (8.1%)
$        13,837    Chase Securities, Inc. 5.75%,
                    dated 09/30/97, due 10/01/97, to
                    be repurchased at $13,839,
                    collateralized by U.S. Treasury
                    Notes, 5.875%, due 01/31/99,
                    valued at $14,122 (Cost $13,837)    $ 13,837
                                                        ---------
TOTAL INVESTMENTS (103.7%) (Cost $161,414)               176,835
                                                        ---------
OTHER ASSETS AND LIABILITIES (-3.7%)
  Other Assets                                             4,081
  Liabilities                                            (10,380)
                                                        ---------
                                                          (6,299)
                                                        ---------
NET ASSETS (100%)                                       $170,536
                                                        ---------
                                                        ---------
CLASS A
NET ASSETS
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                                        $153,727
  Applicable to 8,792,505 outstanding $.001 par value
  shares (authorized 500,000,000 shares)
                                                           $17.48
                                                        ---------
                                                        ---------
CLASS B
NET ASSETS
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                                         $16,809
  Applicable to 963,147 outstanding $.001 par value
  shares (authorized 500,000,000 shares)
                                                           $17.45
                                                        ---------
                                                        ---------
-----------------------------------------------------------------
SECURITIES SOLD SHORT

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
         10,100    Stewart Enterprises, Inc.
                    (Total Proceeds $417)               $    441
                                                        ---------
                                                        ---------